SCHEDULE 14A
                            (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted
[X] Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                       Peoples Community Bancorp, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:___

    (2)  Aggregate number of securities to which transaction applies:___

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):____
         _____________________

    (4)  Proposed maximum aggregate value of transaction:____________

    (5)  Total fee paid:___________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:___________________________________________

    (2)  Form, schedule or registration statement no.:_____________________

    (3)  Filing party:_____________________________________________________

    (4)  Date filed:_______________________________________________________



[Peoples Community Bancorp, Inc. Letterhead]












                                                           January 27, 2003


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Peoples Community Bancorp, Inc. The meeting will be held at the main office of Peoples Community Bank located at 6100 West Chester Road, West Chester, Ohio, on Wednesday, February 26, 2003 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Peoples Community Bancorp, Inc. is sincerely appreciated.

                                        Very truly yours,

                                        /s/ Jerry D. Williams

                                        Jerry D. Williams
                                        President and Chief Executive Officer












                     Peoples Community Bancorp, Inc.
                         6100 West Chester Road
                        West Chester, Ohio 45069
                            (513) 870-3530
                           ________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on February 26, 2003
                           ________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Peoples Community Bancorp, Inc. (the "Company") will be held at the main office of Peoples Community Bank located at 6100 West Chester Road, West Chester, Ohio, on Wednesday, February 26, 2003 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term expiring in 2006 and until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending September 30, 2003; and

     (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed January 16, 2003 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ John E. Rathkamp

                                   John E. Rathkamp
                                   Corporate Secretary

West Chester, Ohio
January 27, 2003



-------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the Annual Meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
-------------------------------------------------------------------------------



                      PEOPLES COMMUNITY BANCORP, INC.
                             ________________

                              PROXY STATEMENT
                             ________________

                      ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on February 26, 2003




     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Peoples Community Bancorp, Inc. (the "Company"), the parent holding company of Peoples Community Bank (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank into a federal stock form savings bank in March 2000. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Bank's main office located at 6100 West Chester Road, West Chester, Ohio, on Wednesday, February 26, 2003 at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 27, 2003.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR ratification of the appointment of Grant Thornton LLP for fiscal 2003, and upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mr. John E. Rathkamp, Corporate Secretary, Peoples Community Bancorp, Inc., 6100 West Chester Road, West Chester, Ohio 45069);
(ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                  VOTING

     Only stockholders of record at the close of business on January 16, 2003 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 2,512,615 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares of the Company entitled to vote represented in person or by proxy) present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

              INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

Election of Directors

     The Articles of Incorporation of the Company provide that the Board of Directors is divided into three classes as nearly equal in number as possible. The directors are elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2006 and until their successors are elected and qualified. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and the Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company and directors whose terms are continuing, including tenure as a director. Ages are reflected as of September 30, 2002.

        NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2006

                                   Principal Occupation During the     Director
       Name                Age            Past Five Years               Since
-------------------------  --- --------------------------------------- --------
Jerry D. Williams          53  Director, President and Chief Executive   2000
                               Officer of the Company; President and
                               Chief Executive Officer of the Bank
                               since June 1998; Director of the Bank
                               since 1980.  Previously served as
                               Managing Officer and Chief Executive
                               Officer from 1979 to 1998.

John L. Buchanan           53  Director; Director of the Bank since      2000
                               1996. President of Buchanan's Power
                               Equipment Center, Inc., a John Deere
                               dealership located in Lebanon, Ohio
                               which he has operated since 1971.

Nicholas N. Nelson         56  Director; Director of the Bank since      2000
                               1990. County Auditor for Warren
                               County, Ohio, serving in such position
                               since March 1987.





The Board of Directors recommends that you vote FOR the election of the nominees for director.

                    DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2004


                                   Principal Occupation During the     Director
       Name                Age            Past Five Years               Since
-------------------------  --- --------------------------------------- --------
Paul E. Hasselbring        78  Director and Chairman of the Board;       2000
                               Chairman of the Board of the Bank since
                               1990; and Director of the Bank since
                               1967.  Currently, part-time at King,
                               Hasselbring & Assoc. since November
                               1996. Previously, senior partner with
                               Hasselbring & Assoc., an engineering
                               firm located in Lebanon, Ohio from 1951
                               to 1996.

John E. Rathkamp           59  Director, Chief Lending Officer and       2000
                               Secretary of the Company and the Bank
                               since 2000.  Prior thereto, at Harvest
                               Home Savings Bank located in Cheviot,
                               Ohio: President since 1991; Secretary
                               and Managing Officer since 1976;
                               Director since 1971; and President of
                               Harvest Home Financial Corporation.


Directors with a Term Expiring in 2005


                                   Principal Occupation During the     Director
       Name                Age            Past Five Years               Since
-------------------------  --- --------------------------------------- --------
Donald L. Hawke            70  Director; Director of the Bank since      2000
                               1987. Retired.

James R. Van DeGrift       63  Director; Director of the Bank since      2000
                               1994.  Trustee of Turtlecreek Township
                               in Lebanon, Ohio since 1992. Previously, athletic director and a teacher at Lebanon High School.

Thomas J. Noe              42  Director, Executive Vice President and    2000
                               Treasurer of the Company and the Bank
                               since 2002; previously, Chief Financial
                               Officer and Treasurer since 2000. Prior
                               thereto, Managing Officer of The Oakley
                               Improved Building and Loan Company in
                               Cincinnati, Ohio, between August 1999
                               and March 2000.  Between January 1994
                               and May 1999, Mr. Noe served as the
                               Chief Financial Officer for Enterprise
                               Federal Bancorp, Inc., a unitary
                               savings and loan holding company for
                               Enterprise Federal Savings Bank, West
                               Chester, Ohio.


Director Nominations; Meetings of the Board of the Company

     Nominations for director of the Company are made by the entire Board of Directors of the Company. During the fiscal year ended September 30, 2002, the Board of Directors of the Company met seventeen times. The Company has also established an Executive Committee on which all the members of the Board of Directors serve on a semi-annual basis. Mr. Williams, however, serves on the Executive Committee for the entire year. The Executive Committee met ten times during fiscal 2002. No director of the Company attended fewer than 75% of the aggregate of the total number of board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he served.

Stockholder Nominations

     Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting of stockholders of the Company. In connection with this Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on September 30, 2002. The Company did not receive any nominations.

Directors' Compensation

     During the fiscal year ended September 30, 2002, each member of the Board of Directors was paid $1,500 per month. Board members were not paid separate compensation for meetings of the Bank or committee meetings.

     The Bank maintains an unfunded, non-qualified, deferred compensation arrangement to provide retirement benefits to its Board of Directors. The benefits are based on years of service and director compensation during the year preceding retirement. The plan also provides for death benefit payments to a surviving spouse, beneficiaries or the estate of the director. The Bank has elected not to establish a trust for the holding or investing of assets. Pension accruals for the plan are not deductible for federal income tax purposes until benefits are paid. Accruals are intended to provide not only for the benefits attributed to service to date but also for those expected to be earned in the future.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of the Company and the Bank who do not serve as directors of the Company. Ages are reflected as of September 30, 2002.


          Name            Age   Principal Occupation During the Past Five Years
------------------------- ---   -----------------------------------------------
Jerry Boate               59    Has served as Senior Vice President of the
                                Company and the Bank since May 2000.
                                Previously, Mr. Boate was Executive Vice
                                President of SunTrust Bank, Miami, Florida.

Dennis J. Slattery        50    Currently serves as Senior Vice President of the
                                Company and the Bank. Previously, Mr. Slattery was the Executive Vice President and Treasurer of Harvest Home Financial Corporation, Cheviot,
                                Ohio.

Teresa O'Quinn            43    Has served as Senior Vice President and Chief
                                Financial Officer of the Company and the Bank since September 2002; previously, Vice President since 2000. Prior thereto, Ms. O'Quinn was Vice
                                President of Harvest Home Savings Bank, Cheviot,
                                Ohio.

Lori M. Henn              39    Currently serves as First Vice President of
                                the Company and the Bank and as compliance officer of the Bank.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the fiscal year ended September 30, 2002, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act.

Committees

     The Board of Directors of the Company has established an Audit Committee and Compensation and Benefits Committee. Nominations for director of the Company are made by the full Board of Directors of the Company.

     Audit Committee. The primary purpose of the audit committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The audit committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The audit committee currently consists of Messrs. Noe, Hawke, Nelson, Van DeGrift and Buchanan.

     Four of the members of the audit committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Executive Vice President and Treasurer, Mr. Noe, has served on the audit committee during this transition period. It is not anticipated that his committee membership will be extended beyond the current year. The audit committee meets on an as needed basis and met twice in fiscal 2002. On May 12, 2000, the Board of Directors adopted an audit committee charter which was attached as Appendix A to the Company's proxy statement for the 2002 Annual Meeting of Stockholders.

                       REPORT OF THE AUDIT COMMITTEE

     The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, Grant Thornton LLP, the independent accountant's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.


        Thomas J. Noe                  Nicholas N. Nelson
        Donald L. Hawke                James R. Van DeGrift
        John L. Buchanan

Compensation Committee Interlocks and Insider Participation.

     It is the responsibility of the Compensation and Benefits Committee of the Board of Directors to institute a program which effectively provides incentive for executive management to lead the Company to its full potential. In fiscal 2002, directors appointed to this committee were Messrs. Hasselbring, Hawke, Nelson, Van DeGrift and Buchanan. No member of the Compensation and Benefits Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The Compensation and Benefits Committee met three times in fiscal 2002. The report of the Compensation and Benefits Committee with respect to compensation and benefits for the President and Chief Executive Officer and all other executive officers is set forth below.

             REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee's principal responsibility is to assist the Company and the Bank by implementing and overseeing a plan that provides incentive for executive management to help ensure the Company reaches its full potential. Efforts include assistance in recruiting and retaining qualified management, motivating its executives to achieve goals as outlined in the Company's business plan, and ensuring that appropriate executive compensation is aligned with the Company's overall objective of enhancing stockholder value.

     The Compensation and Benefits Committee considered a number of factors in establishing base salary levels for the Company's and the Bank's senior officers, focusing on the financial performance of the Company, including net income and various financial ratios. A performance evaluation is conducted for all employees of the Company and the Bank from which a performance rating is derived that is used to determine an employee's, including the senior officers', salary and bonus as well as stock option or recognition plan compensation. The Compensation and Benefits Committee reviews and approves such salary increases and bonuses as recommended by the senior officers for the Bank's officers and employees.

     Mr. Williams' base salary increased 3.5% and his bonus increased $5,875 during the fiscal year 2002. The Compensation and Benefits Committee also provided for an average 3.5% salary increase for the other senior officers. All issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer or employee participated in the review of his or her respective compensation.


      Paul E. Hasselbring              Nicholas N. Nelson
      Donald L. Hawke                  James R. Van DeGrift
      John L. Buchanan

Performance Graph

     The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the NASDAQ Composite Index and the SNL Securities Thrift Index for the period commencing on March 30, 2000, the day the Common Stock began trading on the Nasdaq, to the close of trading on September 30, 2002. The SNL $500M - $1B Thrift Index has been added to the current graph as a result of an increase in the Company's total assets above $500 million. The SNL $250M - $500M Thrift Index used in the preceding fiscal year will not be used in future performance graphs.

                     Peoples Community Bancorp, Inc.
                     -------------------------------


                    [Total Return Performance** Graph]


                                                     Period Ending
                                      -----------------------------------------
Index                                 03/30/00   09/30/00   09/30/01   09/30/02
----------------------------------    --------   --------   --------   --------
Peoples Community Bancorp, Inc.        $100.00    $104.91    $135.51   $203.27
NASDAQ*                                 100.00      82.12      33.56     26.43
SNL $250M-$500M Thrift Index            100.00     116.42     160.09    212.84
SNL $500M - $1B Thrift Index            100.00     120.36     159.90    218.99

_________________

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved.
**   Source: SNL Securities, LC


  The above graph represents $100 invested in the Common Stock at $10.00 per share on March 30, 2000, the date it commenced trading on the Nasdaq.

                           MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by the Company (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2002, 2001 and 2000 to the President and Chief Executive Officer and the Executive Vice President and Treasurer of the Company. No other officers of the Company received an annual salary and bonus in excess of $100,000 during fiscal 2002.


=============================================================================================================
                                     Annual Compensation(3)          Long Term Compensation
--------------------------------------------------------------------------------------------

                                                                             Awards
                                                                    ------------------------
                                                                    Restricted    Securities
     Name and              Fiscal                                     Stock       Underlying     All Other
Principal Position          Year      Salary(1)      Bonus           Awards(4)     Options      Compensation
------------------------------------------------------------------------------------------------------------
Jerry D. Williams           2002     $124,917        $25,875         $22,984        2,638        $30,434(5)
 President and Chief        2001      116,133         20,000          18,802        3,119         22,723
   Executive Officer        2000      141,367(2)      13,650            --           --           12,354
------------------------------------------------------------------------------------------------------------
Thomas J. Noe               2002     $105,681        $19,400         $17,233        1,978        $24,529(5)
 Executive Vice President   2001       90,990         15,000          14,098        2,339         16,802
  and Treasurer             2000       49,625           --              --           --            9,432


______________________

(1) Includes directors' fees of $18,000 in fiscal 2002 and 2001 paid to Messrs. Williams and Noe. In fiscal 2000, Mr. Williams received directors' fees of $15,075 and Mr. Noe received directors' fees of $9,000.

(2) Includes a payment of approximately $22,000 for prior accumulated and unused sick days and $3,100 as an adjustment for health care benefits.

(3) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Company of providing such benefits to the named executive officers during the year ended September 30, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(4) Reflects the value of shares of restricted stock on the date of grant granted pursuant to the Recognition and Retention Plan (the "Recognition Plan"). Messrs. Williams and Noe were granted 1,135 and 851 shares under the Recognition Plan in fiscal 2002 and 1,343 and 1,007 shares in fiscal 2001, respectively. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. As of September 30, 2002, Mr. Williams and Mr. Noe had 2,209 and 1,656 shares of unearned restricted stock, respectively, which had fair market values of $51,359 and $38,502 based on a per share price of $23.25.

(5) Represents the fair market value on September 30, 2002 of a share of Common Stock ($23.25), the date the shares were allocated, multiplied by the 1,309 and 1,055 shares allocated to the Employee Stock Ownership Plan ("ESOP") accounts of Mr. Williams and Mr. Noe, respectively, during fiscal 2002.

Employment Agreements

     In connection with the conversion in March 2000, the Company and the Bank, as employers, entered into employment agreements with each of Messrs. Jerry D. Williams, Thomas J. Noe, John E. Rathkamp and Dennis J. Slattery and Ms. Teresa O'Quinn. The employers agreed to employ Mr. Williams as President and Chief Executive Officer, Mr. Noe as Chief Financial Officer, Mr. Rathkamp as Chief Lending Officer, Mr. Slattery as Chief Operating Officer and Ms. O'Quinn as Vice President, in each case for a term of three years. Mr. Noe's title has subsequently been changed to Executive Vice President and Treasurer. Ms. O'Quinn is presently the Chief Financial Officer of the Company and the Bank. The agreements provided that Messrs. Williams, Noe, Rathkamp and Slattery would be paid salary levels of $100,000, $75,000, $75,000 and $75,000, respectively, and Ms. O'Quinn, a salary of $60,000. The executives' compensation and expenses will be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each employer. The employment agreements will be reviewed annually. The term of the executives' employment agreements will be extended each year for a successive additional one-year period upon the approval of the employers' boards of directors, unless either party elects, not less than 60 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements is terminable with or without cause by the employers. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the executive's death. In the event that:

       (1) either executive terminates his or her employment because the employers either fail to comply with any material provision of the employment agreement or change the executive's title or duties, or

       (2) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, then the executive will be entitled to a cash severance amount equal to three times his or her average annual compensation for the last five calendar years (or such shorter period that he has worked with the Bank), plus the continuation of certain miscellaneous fringe benefits, subject to reduction pursuant to Section 280G of the Internal Revenue Code as set forth below in the event of a change in control.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (2) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     Each employment agreement provides that, in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employers which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the employers will be able to deduct such payments as compensation expense for federal income tax purposes.

Change in Control Agreement

     The Company and the Bank entered into a one-year change in control agreement with Jerry Boate, who is not otherwise covered by an employment contract, in March 2002. Commencing on the first anniversary date and continuing on each anniversary thereafter, his change in control agreement may be renewed by the Board of Directors for an additional year. The agreement provides that in the event of his voluntary or involuntary termination following a change in control of the Company, Mr. Boate would be entitled to receive a severance payment equal to one times his average annual compensation for the five most recent taxable years.

     Although the above-described employment agreements and change in control agreement could increase the cost of any acquisition of control, the Company and the Bank do not believe that the terms of the employment agreements or change in control agreement would have a significant anti-takeover effect.

     Equity Compensation Plan Information. The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors), in effect as of September 30, 2002.


                                                            Number of Shares
                      Number of Shares      Weighted-       Remaining Available
                      to be issued upon     Average         for Future Issuance
                      the Exercise of       Exercise Price  (Excluding Shares
                      Outstanding Options,  of Outstanding  Reflected in the
   Plan Category      Warrants and Rights   Options         First Column)
--------------------  --------------------  --------------  -------------------

Equity Compensation         120,329            $15.34             149,601
  Plans Approved by
  Security Holders
Equity Compensation
  Plans Not Approved
  by Security Holders            --                --                  --
                            -------            ------             -------
      Total                 120,329            $15.34             149,601
                            =======            ======             =======


Fiscal Year Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2002.




                                                                                    Potential Realizable Value
                                                                                    at Assumed Annual Rates of
                                                                                     Stock Price Appreciation
                           Individual Grants                                           for Option Term(4)
---------------------------------------------------------------------------------   --------------------------

                         Number of       Percent of Total
                         Securities      Options Granted   Exercise
                         Underlying      to Employees in     Price     Expiration
Name                 Options Granted(1)  Fiscal Year(2)    ($/Sh)(3)      Date            5%           10%
-----------------    ------------------  ----------------  ---------   ----------       -------      -------
Jerry D. Williams          2,638              10.25%         $20.25      6/28/12        $14,852      $32,685


Thomas J. Noe              1,978               7.69           20.25      6/28/12         11,136       24,508

_______________________

(1) None of the indicated awards were accompanied by stock appreciation rights.

(2)    Percentage of options granted to all employees during fiscal 2002.

(3) The exercise price was based on the market price of the Common Stock on the date of the grant.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend, in part, on the future performance of the Common Stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

Fiscal Year-End Option Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended September 30, 2002 and the value with respect thereto.



                               Number of                Value of Unexercised
                           Unexercised Options          in the Money Options
                           at Fiscal Year End           at Fiscal Year End(1)
                       --------------------------     --------------------------
      Name             Exercisable  Unexercisable     Exercisable  Unexercisable
---------------------  -----------  -------------     -----------  -------------

Jerry D. Williams          624          5,133            $5,772       $30,992

Thomas J. Noe              468          3,849             4,329        23,241

___________________________

(1) Calculated by determining the difference between the fair market value of a share of the Common Stock underlying the options at September 30, 2002 ($23.25) and the exercise price of the options.

Transactions With Certain Related Persons

     The Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

     Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                 BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Voting Record Date, certain information as to the Company Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.


 Name of Beneficial                      Amount and Nature         Percent of
 Owner or Number of                  of Beneficial Ownership as     Company
  Persons in Group                     of January 16, 2003(1)     Common Stock
---------------------                --------------------------   ------------
Directors:
  Paul E. Hasselbring                        35,793(2)(3)             1.4%
  Jerry D. Williams                          89,669(4)                3.6%
  John L. Buchanan                           37,793(2)(5)             1.5%
  Donald L. Hawke                            20,793(2)                  *
  Nicholas N. Nelson                         17,993(2)(6)               *
  James R. Van DeGrift                       25,893(2)(7)             1.0%
  Thomas J. Noe                             150,128(8)                6.0%
  John E. Rathkamp                           31,586(9)                1.3%

All Directors and Executive Officers of
  the Company as a group (12 persons)       465,387                  18.4%

_______________________________
*    Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Securities Exchange Act and information provided by each of the individuals. Shares of Company Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
     (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 3,164 shares held in the Recognition Plan Trust and allocated to the accounts of Messrs. Hasselbring, Buchanan, Hawke, Nelson and Van DeGrift and options to purchase 1,838 shares of the Company's Common Stock which may be exercised within 60 days of the Voting Record Date.

(3)  Includes 30,000 shares held in the Paul E. Hasselbring Trust.

(4) Includes 27,300 shares held in Mr. Williams' Individual Retirement Account, 4,500 shares held by Mr. Williams for the benefit of his daughter, 3,804 shares which have been allocated to Mr. Williams' account in the ESOP, 2,209 shares held in the Recognition Plan Trust allocated to Mr. Williams and options to purchase 624 shares of the Company's Common Stock which may be exercised within 60 days of the Voting Record Date.

(5) Includes 5,400 shares held in Mr. Buchanan's Individual Retirement Account, 4,100 shares held by Mr. Buchanan's spouse in her Individual Retirement Account, 20,500 shares held in the Buchanan Family Trust and 2,000 shares held by Buchanan's Power Equipment Center, Inc. a company of which Mr. Buchanan is the president.

(6) Includes 200 shares held by Mr. Nelson's son and 500 shares held by Mr. Nelson for the benefit of his daughter.

                                        (Footnotes continue on following page.)

(7) Includes 50 shares held by Mr. Van DeGrift for the benefit of his grandson and 50 shares held by Mr. Van DeGrift for the benefit of his granddaughter.

(8) Includes 54,395 shares held in Mr. Noe's Individual Retirement Account, 7,000 shares held by Mr. Noe's spouse, 2,925 shares which have been allocated to Mr. Noe's account in the ESOP, 1,656 shares held in the Recognition Plan Trust allocated to Mr. Noe and options to purchase 468 shares of the Company's Common Stock which may be exercised within 60 days of the Voting Record Date.

(9) Includes 16,859 shares held in Mr. Rathkamp's Individual Retirement Account, 1,800 shares held by Mr. Rathkamp's spouse in her Individual Retirement Account, 2,753 shares which have been allocated to Mr. Rathkamp's account in the ESOP, 1,387 shares held in the Recognition Plan Trust allocated to Mr. Rathkamp and options to purchase 312 shares of the Company's Common Stock which may be exercised within 60 days of the Voting Record Date.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2003, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in fiscal 2002. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by Grant Thornton LLP for its audit of the Company's annual financial statements for fiscal 2002 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Securities Exchange Act during fiscal 2002 was $88,000.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Grant Thornton LLP with respect to the provision of financial information systems design and implementation services during fiscal 2002.

All Other Fees

     The aggregate amount of fees billed by Grant Thornton LLP for all other services rendered to the Company during fiscal 2002 was $19,500. The majority of these services consisted of preparing federal and state income tax returns, consulting, other tax-related services.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending September 30, 2003.

                            STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's annual meeting expected to be held in February 2004, must be received by the Company no later than September 29, 2003 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

     Article II, Section 2.15 of the Bylaws of the Company provides that in order for a stockholder to make proposals for business to be brought before an annual meeting, a stockholder must deliver notice of such proposals to the secretary of the Company not less than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the preceding annual meeting. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of the Company Common Stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the stockholder in the proposal.


                              ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended September 30, 2002 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2002 required to be filed with the Securities and Exchange Commission under the Securities Exchange Act. Such written requests should be directed to Ms. Teresa O'Quinn, Chief Financial Officer, Peoples Community Bancorp, Inc., 6100 West Chester Road, West Chester, Ohio 45069. The Form 10-K is not part of the proxy solicitation materials.


                               OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

[X] PLEASE MARK                REVOCABLE PROXY
    VOTES AS IN
    THIS EXAMPLE        PEOPLES COMMUNITY BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEOPLES COMMUNITY BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 26, 2003 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Peoples Community Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on January 16, 2003, at the Annual Meeting of Stockholders to be held at the main office of Peoples Community Bank, located at 6100 West Chester Road, West Chester, Ohio 45069 on Wednesday, February 26, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [ ] FOR             [ ] WITHHOLD           [ ] FOR ALL EXCEPT


Nominees for three-year terms expiring in 2006: Jerry D. Williams, John L. Buchanan and Nicholas N. Nelson.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending September 30, 2003.

    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of Grant Thornton LLP.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

  The undersigned hereby acknowledges receipt from the Company, prior to the signing of this Proxy, of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company's 2002 Annual Report to Stockholders.


Please be sure to sign and date             ----------------------
this Proxy in the box below.                |Date                |
------------------------------------------------------------------
|                                                                |
|                                                                |
|                                                                |
|--Stockholder sign above--------Co-holder (if any) sign above----


-------------------------------------------------------------------------------
  Detach above card, mark, sign, date and return using the enclosed envelope.

                        PEOPLES COMMUNITY BANCORP, INC.

_______________________________________________________________________________

Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                      PLEASE MARK, SIGN, DATE AND RETURN
            THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
_______________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------

---------------------------------

---------------------------------



                    [Peoples Community Bank Letterhead]




                                                              January 27, 2003

To:  Participants in Peoples Community Bank's Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Peoples Community Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your accounts pursuant to the Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the ESOP. The Plan Administrator will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your accounts will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. If you also own shares of Company Common Stock outside of the ESOP, you have already received other voting material for those shares owned by you individually and not under the ESOP. Please return all your voting material so that all your shares may be voted.

                                        Sincerely,

                                        /s/ Jerry D. Williams

                                        Jerry D. Williams
                                        President and Chief Executive Officer




[X] PLEASE MARK          ESOP VOTING INSTRUCTION BALLOT
    VOTES AS IN          PEOPLES COMMUNITY BANCORP, INC.
    THIS EXAMPLE

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of Peoples Community Bank to vote, as designated below, all the shares of Common Stock of Peoples Community Bancorp, Inc. (the "Company") allocated to my accounts pursuant to the ESOP as of January 16, 2003 at the Annual Meeting of Shareholders to be held at the main office of Peoples Community Bank, located at 6100 West Chester Road, West Chester, Ohio 45069 on Wednesday, February 26, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [ ] FOR             [ ] WITHHOLD           [ ] FOR ALL EXCEPT


Nominees for three-year terms expiring in 2006: Jerry D. Williams, John L. Buchanan and Nicholas N. Nelson.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending September 30, 2003.

    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the ESOP are voted.


Please be sure to sign and date             ----------------------
this Proxy in the box below.                |Date                |
------------------------------------------------------------------
|                                                                |
|                                                                |
|                                                                |
|--Stockholder sign above--------Co-holder (if any) sign above----


-------------------------------------------------------------------------------
Detach above card, mark, sign, date and return to the administrator of the ESOP.

                      PEOPLES COMMUNITY BANCORP, INC.

_______________________________________________________________________________

                     PLEASE MARK, SIGN, DATE AND RETURN
                  ESOP VOTING INSTRUCTION BALLOT PROMPTLY.
_______________________________________________________________________________




                [Peoples Community Bancorp, Inc. Letterhead]




                                                             January 27, 2003


To: Persons Granted Restricted Stock Under the Company's Recognition and
    Retention Plan

    As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Peoples Community Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust Agreement ("Recognition Plan") and held in the Trust will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You have already received other voting material for those shares owned by you individually and not under the Recognition Plan.

                                         Sincerely,

                                         /s/ Jerry D. Williams

                                         Jerry D. Williams
                                         President and Chief Executive Officer



[X] PLEASE MARK      RECOGNITION PLAN VOTING INSTRUCTION BALLOT
    VOTES AS IN           PEOPLES COMMUNITY BANCORP, INC.
    THIS EXAMPLE

     The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Peoples Community Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of January 16, 2003 at the Annual Meeting of Shareholders to be held at the main office of Peoples Community Bank, located at 6100 West Chester Road, West Chester, Ohio 45069 on Wednesday, February 26, 2003, at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   The election as directors of all nominees listed
     (except as marked to the contrary below):

     [ ] FOR             [ ] WITHHOLD           [ ] FOR ALL EXCEPT


Nominees for three-year terms expiring in 2006: Jerry D. Williams, John L. Buchanan and Nicholas N. Nelson.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the year ending September 30, 2003.

    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN


3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

    If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2. If you do not return this card, your shares will not be voted.

Please be sure to sign and date             ----------------------
this Ballot in the box below.               |Date                |
------------------------------------------------------------------
|                                                                |
|                                                                |
|                                                                |
|--Stockholder sign above--------Co-holder (if any) sign above----


-------------------------------------------------------------------------------
    Detach above card, mark, sign, date and return to the administrator of the Recognition Plan.

                       PEOPLES COMMUNITY BANCORP, INC.

_______________________________________________________________________________

                     PLEASE MARK, SIGN, DATE AND RETURN
                 RECOGNITION PLAN VOTING INSTRUCTION BALLOT.
_______________________________________________________________________________